Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify that the Form 10-Q of Windswept Environmental Group, Inc. for the period ended December 31, 2006, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Windswept Environmental Group, Inc. for the periods presented.

Date: February 20, 2007	/s/ Michael O’Reilly
Name: Michael O’Reilly President and Chief Executive Officer (Principal Executive Officer)

Date: February 20, 2007	/s/ Arthur J. Wasserspring
Name: Arthur J. Wasserspring Chief Financial Officer (Principal Financial Officer)